SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                  Date of report (Date of
                  earliest event reported):           June 1, 1999


                           KMC TELECOM HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware               333-50475                  22-3545325
        (State or Other           (Commission              (I.R.S. Employer
          Jurisdiction            File Number)            Identification No.)
        of Incorporation)

                           KMC Telecom Holdings, Inc.
                            1545 Route 206, Suite 300
                          Bedminster, New Jersey 07921
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 908-470-2100

Item 5.  Other Events.
-------  -------------

     In ITEM 3 LEGAL PROCEEDINGS of its Annual Report to the Commission on Form 10-K for the year ended December 31, 1998, KMC Telecom Holdings, Inc. (the "Registrant") included a description of an arbitration proceeding between its subsidiary, KMC Telecom Inc., and Wang Laboratories, Inc.(as successor to I-Net, Inc.). On June 1, 1999 the American Arbitration Association transmitted to the parties an Award of Arbitration in the proceeding. The award provides that KMC Telecom, Inc. shall pay to Wang Laboratories, Inc. the sum of $4,797,779 (which amount includes pre-award interest) with interest thereon from the date of service of the award to the date of payment. KMC Telecom Inc.'s counterclaims were dismissed.

Item 7.  Financial Statements, Pro Forma Financial Information
------   and Exhibits.
         -----------------------------------------------------
         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable

         (b)   Pro Forma Financial Information.

                     Not Applicable

         (c)   Exhibits.

                     None

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KMC TELECOM HOLDINGS, INC.



Date:  June 10, 1999                   By:   /s/ Robert F. Hagan
                                          --------------------------------------
                                          Name:  Robert F. Hagan
                                          Title: Vice President, Controller